MICHAEL A. KATZ
                               911 N. DEL SOL LANE
                              DIAMOND BAR, CA 91765

                                  MARCH 8, 2006


Board of Directors
American Mold Guard, Inc.
30200 Rancho Viejo Road
Suite G
San Juan Capistrano, CA 92675
Attention: MR. Tom Blakely

Dear Sirs:

         This letter confirms my acceptance of your offer to join the Board of Directors of American Mold Guard, Inc. immediately upon effectiveness of the company's initial public offering.



                                              Very truly yours,

                                              /s/ Michael A. Katz

                                              Michael A. Katz